UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 25, 2019

Date of Report (Date of earliest event reported)

AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1 -7685	95-1492269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

207 Goode Avenue Glendale, California	91203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Section 5 — Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) & (b) Avery Dennison Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on April 25, 2019.  A total of 73,738,655 shares of the Company’s common stock, representing approximately 88% of the 83,972,867 shares outstanding and eligible to vote as of the February 25, 2019 record date for the meeting set by the Company’s Board of Directors (the “Board”), were represented in person or by proxy at the Annual Meeting, constituting a quorum.  At the Annual Meeting, the Company’s stockholders (i) elected Bradley Alford, Anthony Anderson, Peter Barker, Mark Barrenechea, Mitchell Butier, Ken Hicks, Andres Lopez, David Pyott, Patrick Siewert, Julia Stewart and Martha Sullivan to the Board for a one-year term expiring at the 2020 Annual Meeting of Stockholders; (ii) approved, on an advisory basis, the Company’s executive compensation; and (iii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2019.

The final results of the voting for the eleven director nominees named in the Company’s proxy statement filed with the Securities and Exchange Commission on March 8, 2019 (the “2019 Proxy Statement”) were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Bradley Alford	68,320,169	375,000	69,275	4,974,211
Anthony Anderson	66,462,203	2,233,784	68,457	4,974,211
Peter Barker	63,259,157	5,436,563	68,724	4,974,211
Mark Barrenechea	51,038,738	17,659,591	66,115	4,974,211
Mitchell Butier	65,858,244	2,679,782	226,418	4,974,211
Ken Hicks	67,253,843	1,441,314	69,287	4,974,211
Andres Lopez	68,328,726	379,069	56,649	4,974,211
David Pyott	64,487,855	4,207,967	68,622	4,974,211
Patrick Siewert	65,902,280	2,359,784	502,380	4,974,211
Julia Stewart	65,987,888	2,724,824	51,732	4,974,211
Martha Sullivan	68,332,642	375,649	56,153	4,974,211

The final results of the voting for proposals 2 and 3 described in the 2019 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Approval, on an advisory basis, of the Company’s executive compensation	65,073,101	3,519,197	172,146	4,974,211
Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2019	70,546,958	3,111,588	80,109	—

Section 8 — Other Events

Item 8.01 Other Events.

On April 25, 2019, the Board authorized the repurchase of additional shares of the Company’s common stock with a fair market value of up to $650 million (exclusive of any fees, commissions or other expenses related to such purchases and in addition to any amount outstanding under any previous Board authorization).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: April 26, 2019	By:	/s/ Susan C. Miller
		Name:	Susan C. Miller
		Title:	Senior Vice President, General Counsel and Secretary